Alger Spectra Fund

Summary Prospectus

March 1, 2015, As Revised June 1, 2015

Class   Ticker Symbols

A   SPECX

C  ASPCX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.alger.com. You can also get this information at no cost by calling 1(800) 992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund's Prospectus and Statement of Additional Information, both dated March 1, 2015, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.

Investment Objective

Alger Spectra Fund seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A Shares of the Alger Family of Funds, including the Fund. More information about these and other discounts is available from your financial professional and in "Purchasing and Redeeming Fund Shares" beginning on page A-2 of the Fund's Prospectus and the sections "Right of Accumulation (Class A Shares)" and "Letter of Intent (Class A Shares)" on page 28 of the Fund's Statement of Additional Information.

	Class A	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a % of offering price	5.25%	None
Maximum deferred sales charge (load) as a % of purchase price or redemption proceeds, whichever is lower	1.00%*	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees**	.83%**	.83%**
Distribution and/or Service (12b-1) Fees	.25%	1.00%
Other Expenses	.17%	.16%
Dividends on Short Sales and Interest Expense	.27%	.28%
Total Annual Fund Operating Expenses	1.52%	2.27%

* Purchases of $1 million or more of Class A Shares at net asset value may be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase.

** The Fund and Fred Alger Management, Inc. have adopted fee breakpoints for Alger Spectra Fund. The management fee for assets up to $2 billion in assets is .90%. The management fee for assets in excess of $2 billion is .75%, with an additional breakpoint of .65% for assets in excess of $4 billion. The actual rate paid as a percentage of average daily net assets, for the year ended October 31, 2014, was .83%.

Example

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$672	$980	$1,310	$2,242
Class C	$330	$709	$1,215	$2,605

Inspired by Change, Driven by Growth.

ALGER SPECTRA FUND 2/4

Summary Prospectus

March 1, 2015, As Revised June 1, 2015

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$672	$980	$1,310	$2,242
Class C	$230	$709	$1,215	$2,605

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 149.01% of the average value of its portfolio.

Principal Investment Strategy

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

The Fund invests primarily in the equity securities of companies of any size that Fred Alger Management, Inc. believes demonstrate promising growth potential.

The Fund can leverage, that is, borrow money to purchase additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

The Fund can also invest in derivative instruments. The Fund currently expects that its primary uses of derivatives will involve: (1) purchasing put and call options and selling (writing) covered put and call options, on securities and securities indexes, to increase gain, to hedge against the risk of unfavorable price movements in the underlying securities, or to provide diversification of risk, and (2) entering into forward currency contracts to hedge the Fund's foreign currency exposure when it holds, or proposes to hold, non-U.S. dollar denominated securities.

The Fund may sell securities short, which is the sale of a security the Fund does not own. The Fund arranges with a broker to borrow the security being sold short, and replaces the security by buying it at the current market price when it closes out the short sale. If the price of the security sold short has increased since the time of the short sale, the Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than these costs.

Principal Risks

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

A small investment in derivatives could have a potentially large impact on the Fund's performance. When purchasing options, the Fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised. When a call option written by the Fund is exercised, the Fund will not participate in any increase in the underlying security's value above the exercise price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying security at a price in excess of its market value. Use of options on securities indexes is subject to the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in the Fund's portfolio securities may not correlate precisely with movements in the level of an index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally. Because certain options may require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations. Forward currency contracts are subject to currency exchange rate risks and the risk of non-performance by the contract counterparty.

The following risks may also apply:

•  investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

•  the cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

•  the market price of a security may increase after the Fund borrows the security in order to sell it short, so that the Fund suffers a loss when it replaces the borrowed security at the higher price. The use of short sales could increase the Fund's exposure to the market, magnifying losses and increasing volatility.

ALGER SPECTRA FUND 3/4

Summary Prospectus

March 1, 2015, As Revised June 1, 2015

•  it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Performance in the bar chart does not reflect the effect of the sales charge imposed on purchases of Class A Shares of the Fund. If the bar chart reflected the applicable sales charges, returns would be less than those shown. Alger Spectra Fund operated as a closed-end fund from August 23, 1978 to February 12, 1996. In the table, the calculation of total return during that time assumes dividends were reinvested at market value. Had dividends not been reinvested, performance would have been lower. Performance from February 13, 1996 through September 23, 2008 is that of the Fund's Class N Shares, adjusted to reflect applicable sales charges and operating expenses. Remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund's website www.alger.com.

Annual Total Return for Class A Shares as of December 31 (%)

Average Annual Total Return as of December 31, 2014

	1 Year	5 Years	10 Years	Since 12/31/74*
Class A (Inception 7/28/69)
Return Before Taxes	6.38%	14.62%	12.41%	16.03%
Return After Taxes on Distributions	3.18%	13.29%	11.75%	13.71%
Return After Taxes on Distributions and Sale of Fund Shares	5.99%	11.55%	10.29%	13.24%
Class C (Inception 9/24/08)	10.44%	14.98%	12.20%	15.33%
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)	12.44%	15.89%	8.50%	N/A

* The first full calendar year that Fred Alger Management, Inc. was the Fund's investment manager was 1975. Index information is not available for this period. Performance of the Fund's Class C Shares prior to September 24, 2008 reflects the performance of the Fund's Class A Shares, as adjusted with currently applicable sales charges and operating expenses, which differ from historical charges and expenses.

ALGER SPECTRA FUND 4/4

Summary Prospectus

March 1, 2015, As Revised June 1, 2015

In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class C Shares, which are not shown, will vary from those shown for Class A Shares. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens where there is a capital loss on redemptions, giving rise to a tax benefit to the shareholder.

Management

Investment Manager:	Portfolio Managers:
Fred Alger Management, Inc.	Ankur Crawford, Ph.D. Senior Vice President, Senior Analyst and Portfolio Manager Since June 2015	Patrick Kelly, CFA Executive Vice President, Portfolio Manager and Head of Alger Capital Appreciation and Spectra Strategies Since September 2004

Shareholder Information

Purchasing and Redeeming Fund Shares

Minimum Investments: the following minimums apply to an account in the Fund, whether invested in Class A or Class C Shares.

Type of Account	Initial Investment	Subsequent Investment
Regular account	$1,000	$50
Traditional IRA	500	50
Roth IRA	500	50
Coverdell ESA	500	50
SIMPLE IRA	500	50
Keogh	500	50
401(k)	500	50
Automatic Investment	500	50
Asset-based Fee Program Accounts	250	50

Minimums may be waived in certain circumstances.

In general, investors may purchase or redeem Fund shares on any business day by mail (Boston Financial Data Services, Inc., Attn: The Alger Funds, P. O. Box 8480, Boston, MA 02266-8480), online at www.alger.com, by telephone 1(800) 992-3863, or through a financial intermediary.

Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact their financial intermediary directly.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fred Alger & Company, Incorporated 360 Park Avenue South, New York, NY 10010 / 800.992.3863 / www.alger.com

Spectra 6115